Prudential Investments, LLC
Gateway Center Three, 4th floor
100 Mulberry Street
Newark, New Jersey 07102

November 1, 2012

The Board of Trustees
Prudential Investment Portfolios 9
Gateway Center Three, 4th floor
100 Mulberry Street
Newark, New Jersey 07102

Re:	Prudential Large-Cap Core Equity Fund

To the Board of Trustees:

Prudential Investments LLC has contractually agreed, through February 28, 2014 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, extraordinary and certain other expenses, including taxes, interest and brokerage commissions) of each class of shares to 0.95% of the Fund's average daily net assets.

Very truly yours,

PRUDENTIAL INVESTMENTS LLC
By:	/s/ Scott E. Benjamin
Name:	Scott E. Benjamin
Title:	Executive Vice President

Prudential Investments, LLC
Gateway Center Three, 4th floor
100 Mulberry Street
Newark, New Jersey 07102

November 1, 2012

The Board of Trustees
Prudential Investment Portfolios 9
Gateway Center Three, 4th floor
100 Mulberry Street
Newark, New Jersey 07102

Re:	Prudential International Real Estate Fund

To the Board of Trustees:

Prudential Investments LLC has contractually agreed, through February 28, 2014 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, extraordinary and certain other expenses, including taxes, interest and brokerage commissions) of each class of shares to 1.35% of the Fund's average daily net assets.

Very truly yours,

PRUDENTIAL INVESTMENTS LLC
By:	/s/ Scott E. Benjamin
Name:	Scott E. Benjamin
Title:	Executive Vice President

Prudential Investments, LLC
Gateway Center Three, 4th floor
100 Mulberry Street
Newark, New Jersey 07102

February 28, 2013

The Board of Trustees
Prudential Investment Portfolios 9
Gateway Center Three, 4th floor
100 Mulberry Street
Newark, New Jersey 07102

Re:	Prudential Absolute Return Bond Fund

To the Board of Trustees:

Prudential Investments LLC has contractually agreed, through February 28, 2014 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, extraordinary and certain other expenses, including taxes, interest and brokerage commissions) of each class of shares to 0.90% of the Fund's average daily net assets.

Very truly yours,

PRUDENTIAL INVESTMENTS LLC
By:	/s/ Scott E. Benjamin
Name:	Scott E. Benjamin
Title:	Executive Vice President